Exhibit 99.2

News

Aug. 30, 2026

ONEOK Announces Cash Tender Offers in Connection with

$5 Billion Debt Repayment Plan

TULSA, Okla. – Aug. 30, 2026 – ONEOK, Inc. (NYSE: OKE) today announced the commencement of cash tender offers (“Tender Offers”) to purchase up to an aggregate principal amount that will not result in an aggregate purchase price that exceeds $2 billion (subject to increase or decrease by ONEOK, the “Aggregate Maximum Tender Amount”) of its outstanding debt securities of the 20 series listed in the table below (the “Notes” and, each series, a “series of Notes”), subject to the order of priority (the “Acceptance Priority Levels”) as set forth in the table below under “Acceptance Priority Level.” The Tender Offers form part of the previously-announced repayment plan to repurchase or repay $5 billion of ONEOK’s senior debt.

The price offered in the Tender Offers and other information relating to the Tender Offers are set forth in the table below.

Acceptance Priority Level(1)	Title of Notes	Issuer	Principal Amount Outstanding (in millions)	CUSIP Number	Par Call Date(2)	Maturity Date	Reference U.S. Treasury Security (3)	Bloomberg Reference Page(3)	Fixed Spread (Basis Points)	Early Tender Premium(4)
1	3.950% Senior Notes due 2050	ONEOK, Inc.	$797	682680CA9	September 1, 2049	March 1, 2050	5.000% UST due May 15, 2056	FIT1	+ 100	$50
2	4.200% Senior Notes due 2047	ONEOK, Inc.	$500	682680BY8	April 3, 2047	October 3, 2047	5.125% UST due August 15, 2046	FIT1	+ 95	$50
3	4.500% Senior Notes due 2050	ONEOK, Inc.	$271	682680BC6	September 15, 2049	March 15, 2050	5.000% UST due May 15, 2056	FIT1	+ 105	$50

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ONEOK Announces Cash Tender Offers in Connection with $5 Billion Debt Repayment Plan

Aug. 30, 2026

Acceptance Priority Level(1)	Title of Notes	Issuer	Principal Amount Outstanding (in millions)	CUSIP Number	Par Call Date(2)	Maturity Date	Reference U.S. Treasury Security (3)	Bloomberg Reference Page(3)	Fixed Spread (Basis Points)	Early Tender Premium(4)
4	4.200% Senior Notes due 2045	ONEOK, Inc.	$250	682680BW2	September 15, 2044	March 15, 2045	5.125% UST due August 15, 2046	FIT1	+ 100	$50
5	4.250% Senior Notes due 2046	ONEOK, Inc.	$500	682680BX0	March 15, 2046	September 15, 2046	5.125% UST due August 15, 2046	FIT1	+ 95	$50
6	4.450% Senior Notes due 2049	ONEOK, Inc.	$380	682680AZ6	March 1, 2049	September 1, 2049	5.125% UST due August 15, 2046	FIT1	+ 100	$50
7	4.200% Senior Notes due 2042	ONEOK, Inc.	$250	682680BU6	June 1, 2042	December 1, 2042	5.125% UST due August 15, 2046	FIT1	+ 95	$50
8	4.850% Senior Notes due 2049	ONEOK, Inc.	$500	682680BZ5	August 1, 2048	February 1, 2049	5.125% UST due August 15, 2046	FIT1	+ 100	$50
9	4.950% Senior Notes due 2047	ONEOK, Inc.	$407	682680AT0	January 13, 2047	July 13, 2047	5.125% UST due August 15, 2046	FIT1	+ 100	$50
10	5.050% Senior Notes due 2045	ONEOK, Inc.	$413	682680CY7	October 1, 2044	April 1, 2045	5.125% UST due August 15, 2046	FIT1	+ 95	$50
11	5.200% Senior Notes due 2048	ONEOK, Inc.	$753	682680AV5	January 15, 2048	July 15, 2048	5.125% UST due August 15, 2046	FIT1	+ 95	$50
12	5.150% Senior Notes due 2043	ONEOK, Inc.	$550	682680BV4	April 15, 2043	October 15, 2043	5.125% UST due August 15, 2046	FIT1	+ 90	$50

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ONEOK Announces Cash Tender Offers in Connection with $5 Billion Debt Repayment Plan

Aug. 30, 2026

Acceptance Priority Level(1)	Title of Notes	Issuer	Principal Amount Outstanding (in millions)	CUSIP Number	Par Call Date(2)	Maturity Date	Reference U.S. Treasury Security (3)	Bloomberg Reference Page(3)	Fixed Spread (Basis Points)	Early Tender Premium(4)
13	5.450% Senior Notes due 2047	ONEOK, Inc.	$448	682680DA8	December 1, 2046	June 1, 2047	5.125% UST due August 15, 2046	FIT1	+ 100	$50
14	5.700% Senior Notes due 2054	ONEOK, Inc.	$1,480	682680CF8	May 1, 2054	November 1, 2054	5.000% UST due May 15, 2056	FIT1	+ 110	$50
15	5.850% Senior Notes due 2064	ONEOK, Inc.	$722	682680CG6	May 1, 2064	November 1, 2064	5.000% UST due May 15, 2056	FIT1	+ 120	$50
16	5.600% Senior Notes due 2044	ONEOK, Inc.	$340	682680CW1	October 1, 2043	April 1, 2044	5.125% UST due August 15, 2046	FIT1	+ 100	$50
17	3.100% Senior Notes due 2030	ONEOK, Inc.	$780	682680BB8	December 15, 2029	March 15, 2030	4.375% UST due August 31, 2031	FIT1	+ 35	$50
18	3.250% Senior Notes due 2030	ONEOK, Inc.	$500	682680BS1	March 1, 2030	June 1, 2030	4.375% UST due August 31, 2031	FIT1	+ 35	$50
19	3.400% Senior Notes due 2029	ONEOK, Inc.	$714	682680AY9	June 1, 2029	September 1, 2029	4.250% UST due August 15, 2029	FIT1	+ 30	$50
20	5.050% Senior Notes due 2034	ONEOK, Inc.	$1,600	682680CE1	August 1, 2034	November 1, 2034	4.625% UST due August 15, 2036	FIT1	+ 75	$50

(1)

Subject to the satisfaction or waiver of the conditions of the Tender Offers described in the Offer to Purchase, including the Aggregate Maximum Tender Amount and proration, the principal amount of each series of Notes accepted for purchase will be determined in accordance with the applicable Acceptance Priority Level specified in the table above (with 1 being the highest Acceptance Priority Level and 20 being the lowest Acceptance Priority Level). Notes tendered at or prior to the Early Tender Deadline will be accepted for purchase in priority to Notes tendered after the Early Tender Deadline, regardless of the Acceptance Priority Level of such later-tendered Notes, as described in the Offer to Purchase under “Description of the Offers—Aggregate Maximum Tender Amount; Acceptance Priority Levels; Proration.”

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ONEOK Announces Cash Tender Offers in Connection with $5 Billion Debt Repayment Plan

Aug. 30, 2026

(2)

For each series of Notes in respect of which a par call date is indicated, the calculation of the applicable Early Tender Consideration (as defined below) will be performed taking into account such par call date. See Annex A to the Offer to Purchase for an overview of the calculation of the Early Tender Consideration (including the par call detail) with respect to the Notes.

(3)

The Early Tender Consideration for each series of Notes payable per each $1,000 principal amount will be based on the fixed spread specified in the table above (the “Fixed Spread”) for such series of Notes, plus the yield of the specified Reference Security for that series as quoted on the Bloomberg reference page specified in the table above as of 9:00 a.m., New York City time, on the business day following the Early Tender Deadline, unless extended (such date and time, as the same may be extended, the “Price Determination Date”). Notes validly tendered at or prior to the Early Tender Deadline (and not validly withdrawn) and accepted for purchase will receive the applicable Early Tender Consideration. Notes tendered after the Early Tender Deadline but at or prior to the Expiration Time and accepted for purchase will receive the applicable Early Tender Consideration minus the applicable Early Tender Premium. The applicable Accrued Coupon Payment will be payable in cash in addition to the applicable Early Tender Consideration or Tender Offer Consideration, as applicable.

(4)	Per $1,000 principal amount of Notes.

The Tender Offers are being made upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 30, 2026 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”). The Tender Offers are open to all holders (the “Holders”) of the Notes. ONEOK reserves the right, but is under no obligation, to increase the Aggregate Maximum Tender Amount at any time, including on or after the Price Determination Date (as defined below), without extending withdrawal rights except as required by law. Notes of a series may be subject to proration (as described in the Offer to Purchase) if the aggregate principal amount of the Notes of such series validly tendered and not validly withdrawn would cause the Aggregate Maximum Tender Amount to be exceeded.

Subject to the terms and conditions of the Tender Offers, each Holder who validly tenders and does not subsequently validly withdraw its Notes at or prior to 5:00 p.m., New York City time, on September 14, 2026 (the “Early Tender Deadline”) will be entitled to receive the applicable Early Tender Consideration (the “Early Tender Consideration”) of the Notes accepted for purchase, plus accrued and unpaid interest up to, but not including, the Early Settlement Date (as defined below) if and when such Notes are accepted for payment. The Early Tender Consideration for each series of Notes validly tendered and accepted for purchase will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread over the yield to maturity based on the bid side price of the applicable Reference U.S. Treasury Security specified in the table above and in the Offer to Purchase. In calculating the applicable Early Tender Consideration for a series of Notes, the application of the par call date will be in accordance with standard market practice. Holders who validly tender their Notes after the Early Tender Deadline but at or prior to 5:00 p.m., New York City time, on September 29, 2026, or such other date as ONEOK extends the Tender Offers (such date and time, as it may be extended, the “Expiration Time”) will be entitled to receive only the applicable tender offer consideration (the “Tender Offer Consideration”) equal to the applicable Early Tender Consideration less the

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ONEOK Announces Cash Tender Offers in Connection with $5 Billion Debt Repayment Plan

Aug. 30, 2026

applicable Early Tender Premium, plus accrued and unpaid interest up to, but not including, the applicable settlement date, if and when such Notes are accepted for payment. The Early Tender Consideration and Tender Offer Consideration will be determined at 9:00 a.m., New York City time, September 15, 2026, unless extended by ONEOK (the “Price Determination Date”).

Payments for the Notes purchased will include accrued and unpaid interest from and including the last interest payment date applicable to the relevant series of Notes up to, but not including, the applicable settlement date for such Notes accepted for purchase. The settlement date for the Notes that are validly tendered at or prior to the Early Tender Deadline is expected to be September 17, 2026, three business days following the scheduled Early Tender Deadline (the “Early Settlement Date”). The settlement date for the Notes that are validly tendered following the Early Tender Deadline but at or prior to the Expiration Time is expected to be October 1, 2026, two business days following the scheduled Expiration Time (the “Final Settlement Date”).

Subject to the Aggregate Maximum Tender Amount and proration, all Notes validly tendered and not validly withdrawn at or prior to the Early Tender Deadline having a higher Acceptance Priority Level (with 1 being the highest) will be accepted before any validly tendered Notes having a lower Acceptance Priority Level (with 20 being the lowest), and all Notes validly tendered following the Early Tender Deadline having a higher Acceptance Priority Level will be accepted before any Notes validly tendered following the Early Tender Deadline having a lower Acceptance Priority Level. If the Tender Offers are not fully subscribed at the Early Tender Deadline, subject to the Aggregate Maximum Tender Amount and proration, Notes validly tendered and not validly withdrawn at or prior to the Early Tender Deadline will be accepted for purchase in priority to Notes validly tendered following the Early Tender Deadline even if such Notes validly tendered following the Early Tender Deadline have a higher Acceptance Priority Level than Notes validly tendered at or prior to the Early Tender Deadline.

If the Tender Offers are fully subscribed at the Early Tender Deadline, Holders who validly tender Notes following the Early Tender Deadline but at or prior to the Expiration Time will not have any of their Notes accepted for purchase regardless of their Acceptance Priority Level.

ONEOK’s obligation to accept for purchase, and to pay for, the Notes validly tendered pursuant to the Tender Offers is subject to, and conditioned upon, among other things, the consummation of the previously announced minority equity investment in ONEOK by Apollo Global Management, Inc. (the “Minority Equity Investment”) and the related series of reorganization transactions described in the Offer to Purchase (the “Reorganization

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ONEOK Announces Cash Tender Offers in Connection with $5 Billion Debt Repayment Plan

Aug. 30, 2026

Transactions”), including the merger of ONEOK with and into a newly formed successor issuer, Falcon Merger Sub, L.L.C. (“Falcon Merger Sub”), a newly formed Oklahoma limited liability company and wholly owned subsidiary of Falcon TopCo, Inc. (“Falcon TopCo”), an Oklahoma corporation, with Falcon Merger Sub surviving the merger. Upon effectiveness of the Reorganization Transactions, Falcon Merger Sub will be renamed “ONEOK, L.L.C.” and Falcon TopCo will be renamed “ONEOK, Inc.” (the effective date of the Reorganization Transactions, the “Reorganization Date”). From and after the Reorganization Date, references herein to “ONEOK” shall be deemed to refer to ONEOK, L.L.C., and all notes previously issued by ONEOK or ONEOK Partners, L.P. will be assumed by ONEOK, L.L.C. and guaranteed by ONEOK, Inc. The Tender Offers are not contingent upon the tender of any minimum principal amount of the Notes.

Following the commencement of the Tender Offers, ONEOK intends, but is not obligated to, issue a notice of redemption for all of its 5.550% Senior Notes due 2026 and a portion of its 4.250% Senior Notes due 2027, up to an aggregate amount of approximately $250 million. Any such redemption would be made in accordance with the terms of the applicable indenture pursuant to which such Notes were issued, which provides for a make-whole redemption price as described therein. Neither this statement of intent nor similar statements of such intent included elsewhere in this press release shall constitute a notice of redemption under any indenture. Any such notice, if made, will only be made in accordance with the provisions of the applicable indenture.

ONEOK or its affiliates may from time to time purchase additional Notes in the open market, in privately negotiated transactions, through tender offers, exchange offers or otherwise, or ONEOK may redeem Notes pursuant to the terms of the applicable indenture governing each series of Notes. Any future purchases may be on the same terms or on terms that are more or less favorable to Holders of Notes than the terms of the Tender Offers and, in either case, could be for cash or other consideration. Any future purchases will depend on various factors existing at that time. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) ONEOK will choose to pursue in the future. The effect of any of these actions may directly or indirectly affect the price of any Notes that remain outstanding after the consummation or termination of the Tender Offers.

ONEOK has retained Barclays Capital Inc. to serve as Dealer Manager for the Tender Offers. D.F. King & Co., Inc. has been retained to serve as the Information and Tender Agent for the Tender Offers. Questions regarding the Tender Offers may be directed to Barclays Capital Inc. at 745 Seventh Avenue, 5th Floor, New York, New York 10019, (800) 438-3242. Requests for the Offer to Purchase may be directed to D.F. King & Co., Inc. at 28 Liberty Street, 53rd Floor, New York, New York 10005, (646) 690-9645 (for banks and

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ONEOK Announces Cash Tender Offers in Connection with $5 Billion Debt Repayment Plan

Aug. 30, 2026

brokers) or (800) 967-7510 (for all others), or by email (OKE@dfking.com). ONEOK is making the Tender Offers only by, and pursuant to, the terms of the Offer to Purchase. None of ONEOK, the Dealer Manager, or the Information and Tender Agent make any recommendation as to whether Holders should tender or refrain from tendering their Notes. Holders must consult their own investment and tax advisors and make their own decisions as to whether to tender their Notes and, if so, the principal amount of the Notes to tender. The Tender Offers are not being made to holders of the Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offers to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of ONEOK by the Dealer Manager, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described above, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation, storage and marine export services. Through our approximately 60,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest integrated energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world.

ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma.

For information about ONEOK, visit www.oneok.com. For the latest news, visit the ONEOK newsroom or find us on LinkedIn, Facebook, X and Instagram.

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that ONEOK expects, believes or anticipates will or may occur in the future are forward-looking statements.

Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “opportunity,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “target,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking.

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ONEOK Announces Cash Tender Offers in Connection with $5 Billion Debt Repayment Plan

Aug. 30, 2026

These forward-looking statements include, but are not limited to, statements regarding timing and consummation of the purchase of the Notes, risks and uncertainties related to the satisfaction of the conditions to the consummation of the Minority Equity Investment and the Reorganization Transactions and other conditions related to the purchase of the Notes. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that changes in ONEOK’s capital structure could have adverse effects on the market value of its securities; the risk that ONEOK may be unable to reduce expenses or access financing or liquidity; risks related to the impact of any economic downturn and any substantial decline in commodity prices; risks related to ONEOK’s ability to effectively manage our expanded operations following closing of recent acquisitions and other important factors that could cause actual results to differ materially from those projected.

All such factors are difficult to predict and are beyond ONEOK’s control, including those detailed in ONEOK’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on ONEOK’s website at www.oneok.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that ONEOK believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and ONEOK does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contacts:

Investor Relations:

Megan Patterson

918-561-5325

ONEOKInvestorRelations@oneok.com

Media Relations:

Alicia Keenom

918-861-3749

Media@oneok.com

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